UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2010
Date of Report (Date of earliest event reported)

NATURALLY ADVANCED TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-50367	98-0359306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 402, 1008 Homer Street, Vancouver, B.C., Canada	V6B 2X1
(Address of principal executive offices)	(Zip Code)

(604) 683-8582
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01        Entry into a Material Definitive Agreement

Effective August 9, 2010, Naturally Advanced Technologies Inc. (the "Company") signed a ten-month sublease of a facility at 164 County Camp Road, Kingstree, SC, 29556. The Company will pay rent of $4,400 per month. The Company attained the space for use as an initial scale-up flax fiber facility to conduct the decortication process of CRAiLAR® Organic Fibers.

The property is housed near 300 acres of flax crops that the Company intends to use to conduct the Company's flax fiber growing trials scheduled to take place beginning October, 2010.

A copy of the sublease is attached to this Current Report on Form 8-K as Exhibit 10.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits

(a)         Financial Statements of Business Acquired

Not applicable.

(b)         Pro forma Financial Information

Not applicable.

(c)         Shell Company Transaction

Not applicable.

(d)         Exhibits
Exhibit	Description
10.1	Equipment Lease and Location Sublease dated August 9, 2010 between Naturally Advanced Technologies, Inc. and Eastern Flax of South Carolina, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURALLY ADVANCED TECHNOLOGIES INC.
DATE: August 11, 2010	By: /s/ Guy Prevost Guy Prevost Chief Financial Officer and a Director

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